UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 31, 2006

Continental Materials Corporation

 (Exact name of registrant as specified in its charter)

Delaware	001-03834	36-2274391
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 South Wacker Drive, Suite 4000, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(312) 541-7200

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 31, 2006, Continental Materials Corporation issued a press release disclosing the unaudited results of its operations for the 2005 year and fourth quarter. The Company also announced that it is unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits (furnished only)

99.1 Press release issued March 31, 2006 entitled:

“Continental Materials Corporation Reports Unaudited 2005 Results and Delays Filing Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2005”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

	By	/S/Mark S. Nichter
Mark S. Nichter
Secretary and Controller

Dated:	April 3, 2006